UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2004

Advanced Fibre Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28734	68-0277743

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1465 North McDowell Boulevard Petaluma, California	94954

(Address of principal executive offices)	(Zip Code)

(707) 794-7700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

Advanced Fibre Communications, Inc. (“AFC”) and Tellabs, Inc. (“Tellabs”) issued a joint press release on November 24, 2004 announcing that Frank Ianna, a member of the board of directors of AFC since February 2004, has been nominated to join the board of directors of Tellabs upon the closing of the pending merger between Tellabs and AFC. Mr. Ianna will join the Tellabs board, as part of the merger, in lieu of John Schofield, Chief Executive Officer, President and Chairman of AFC. Mr. Schofield determined to not join the Tellabs' board due to family reasons. A copy of this press release is attached hereto as an exhibit and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Joint Press Release issued by Tellabs, Inc. and Advanced Fibre Communications, Inc. dated November 24, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2004

ADVANCED FIBRE COMMUNICATIONS, INC.
By: Name: Title:	/s/ Keith E. Pratt Keith E. Pratt Chief Financial Officer, Senior Vice President, Finance and Administration and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release issued by Tellabs, Inc. and Advanced Fibre Communications, Inc. dated November 24, 2004.